                                                                    EXHIBIT 10.7
                                                                    ------------


                  AMENDED AND RESTATED SUBSCRIPTION AGREEMENT
                  -------------------------------------------

     SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of February 10, 1997 among VISTANA, INC., a Florida corporation (the "Company"), and the persons whose signatures appear on the execution pages of this Agreement (collectively, the "Purchasers"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company has heretofore been organized under the Florida Business Corporation Act, as amended;

     WHEREAS, the Company is authorized to issue an aggregate of 105,000,000 shares of capital stock, of which (i) 5,000,000 shares are designated as Preferred Stock, $.01 par value; and (ii) 100,000,000 shares are designated as common stock, par value U.S. $0.01 per share (the "Common Stock");

     WHEREAS, the Company and certain of the Purchasers executed a Subscription Agreement dated as of December 27, 1996 (the "Original Agreement") relating to the matters referred to herein;

     WHEREAS, subsequent to the date of the Original Agreement, certain of the Purchasers who are parties to the Original Agreement expressed their desire to transfer certain of their respective Securities (as hereinafter defined) to certain specified transferees and the contemplated transferees of such Securities indicated their desire to assume the obligations of a Purchaser under the Original Agreement;

     WHEREAS, the Company has consented to the transfers referred to in the foregoing recital and the related assignments of the relevant Purchaser's rights under the Original Agreement;

     WHEREAS, each Purchaser desires to subscribe for and purchase the number of shares of Common Stock hereinafter specified, and the Company desires to accept such subscription and to issue and sell such shares of Common Stock to Purchaser, on the terms herein set forth;

     WHEREAS, in light of the foregoing, the parties hereto desire to amend and restate the Original Agreement upon the terms and subject to the conditions set forth below; and

     NOW, THEREFORE, in consideration of the premises, the mutual covenants, representations, warranties and agreements set forth in this Agreement, and of other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree, and amend and restate the Original Agreement, as follows:

                                   ARTICLE I
                       ISSUANCE AND SALE OF COMMON STOCK
                       ---------------------------------

     1.1  Sale of the Common Stock.
          -----------------------

          (a) Subject to the terms and conditions set forth herein, on the Closing Date (as hereinafter defined), each Purchaser will purchase, and the Company will issue and sell to such Purchaser, the number of shares of Common Stock set forth on Schedule A attached hereto and incorporated herein by this
                   ----------
reference.

          (b) In consideration for the Company's issuance and sale of Common Stock pursuant to this Agreement, on or prior to the Closing Date, each Purchaser shall deliver to the Company one or more stock certificates or other instruments evidencing such Purchaser's ownership of the securities (the "Securities") set forth on Schedule B attached hereto and incorporated herein by
                           ----------
this reference, together with appropriate assignments separate from certificate or other appropriate instruments duly executed and in proper form to effect the transfer of the Securities to the Company on the books of the respective issuer of the Securities (or such issuer's security transfer agent) at such time as the Company may desire to do so.

          (c) On the Closing Date, the Company will deliver to each Purchaser certificates representing the Common Stock purchased by such Purchaser, duly registered in the name of such Purchaser.

     1.2  Conditions to Closing.
          ---------------------

           (a) The obligation of each Purchaser to purchase the shares of Common Stock described herein pursuant to Section 1.1 and to deliver such Purchaser's Securities to the Company shall be subject to satisfaction or waiver of each of the following conditions precedent:

               (i) each other Purchaser shall have consummated its respective purchase of Common Stock pursuant to this Agreement and satisfied its obligations to deliver its respective Securities to the Company pursuant to Section 1.1(b);

               (ii) the representations and warranties of the Company set forth in Article II hereof shall be true and correct in all respects on and as of the Closing Date as if such representations and warranties were made on such date;

               (iii) the Company shall have performed all covenants and obligations and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement;

               (iv) each other Purchaser shall have executed and delivered a counterpart to that certain Shareholders' Agreement dated as of December 27, 1996 (the "Shareholders' Agreement"), a copy of which has been previously made available to each Purchaser; and

               (v) the Company shall have completed the sale of approximately 4,625,000 shares of Common Stock to the public pursuant to an underwritten offering (the "Initial Public Offering").

          (b) The Company's obligation to issue and sell the shares of Common Stock described herein pursuant to Section 1.1 shall be subject to satisfaction or waiver of each of the following conditions precedent:

               (i) each Purchaser shall have consummated its respective purchases of Common Stock pursuant to this Agreement and satisfied its obligation to deliver its respective Securities to the Company pursuant to
     Section 1.1(b);

              (ii) the representations and warranties of Purchaser set forth in Article III hereof shall be true and correct in all respects on and as of the Closing Date as if such representations and warranties were made on such date;

             (iii) Purchaser shall have performed all covenants and obligations and satisfied all conditions on its part to be performed or satisfied by it pursuant to this Agreement; and

             (iv)    the Company shall have completed the Initial Public
     Offering.

     1.3  Timing of Closing; Termination.
          ------------------------------

          (a) The completion of the transactions contemplated hereby (the "Closing") shall take place at the offices of Neal, Gerber & Eisenberg, Two North LaSalle Street, Suite 2200, Chicago, Illinois 60602 concurrently with the completion of the Initial Public Offering or such earlier date as (i) all of the conditions set forth in Section 1.2 hereof are satisfied; or (ii) such other date, place or time as shall be agreed upon by the parties hereto (the date of the Closing is hereinafter referred to as the "Closing Date").

          (b) Each Purchaser and the Company shall have the right to terminate this Agreement, without any liability of any party hereto, (i) if one or more identified conditions to such party's obligations to consummate the transactions contemplated herein shall not have been satisfied prior to the Closing Date or (ii) the Closing shall not have occurred prior to June 30, 1997.


                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     In order to induce each Purchaser to purchase shares of Common Stock hereunder, the Company represents and warrants to each Purchaser that the following representations and warranties are true and correct in all respects as of the date hereof, and will be so as of the Closing Date, and that:

      2.1 Corporate Status.
          ----------------

          (a) The Company is duly incorporated and validly existing and its status is active under the laws of the State of Florida.

          (b) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently owned, leased, operated and conducted and to enter into and perform its obligations under this Agreement.

      2.2 Authorization/Enforceability.  This Agreement has been duly
          ----------------------------
authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      2.3 Non-Contravention.  The issuance and sale of shares of Common Stock
          -----------------
pursuant to Section 1.1 hereof, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) (any of the foregoing, a "Lien") upon any share of such Common Stock, or any properties or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any share of such Common Stock, properties or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation of the Company or any statute or any order, rule or regulation of any governmental authority having jurisdiction over the Company or any of its properties or assets.

      2.4 Consents/Approvals.  No consent, approval, authorization, order,
          ------------------
registration or qualification of or with any governmental authority or other person or entity is required for the issuance and sale of shares of Common Stock by the Company to any Purchaser or the consummation by the Company of the transactions contemplated by this Agreement.

      2.5 Share Authorization.  The shares of Common Stock to be issued pursuant
          -------------------
to this Agreement have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable. At the Closing, good and valid title to each share of Common Stock to be issued pursuant to this Agreement will be transferred by the Company to each Purchaser, free and clear of all Liens.

      2.6 Capitalization.  As of the date hereof, the authorized capital stock
          --------------
of the Company consists of 105,000,000 shares of capital stock, of which (i) 5,000,000 shares are designated Preferred Stock, $.01 par value, none of which are issued or outstanding; and (ii) 100,000,000 shares are designated as Common Stock, 20 shares of which are issued and outstanding. No other class or series of capital stock of the Company is authorized. Except as contemplated by this Agreement and the Initial Public Offering and except for options to acquire shares of Common Stock granted under the Vistana Stock Plan (of which options to acquire 535,000 shares of Common Stock had been granted as of the date hereof), there are not as of the date hereof, and at the Closing Date there will not be, any shares of capital stock of the Company issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character relating to issued or unissued capital stock or other securities of the Company, or otherwise obligating the Company to issue, transfer or sell any of such securities.


                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

     In order to induce the Company to issue and sell shares of Common Stock hereunder, each Purchaser severally represents and warrants to the Company that the following representations and warranties are true and correct in all respects as of the date hereof, and will be so as of the Closing Date, and that:

       3.1Corporate Status.
          ----------------

          (a) Purchaser is duly organized as a trust under the laws of the jurisdiction of it organization.

          (b) Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement.

       3.2Authorization/Enforceability.  Each of this Agreement and the
          ----------------------------
Shareholders' Agreement has been duly authorized, executed and delivered by Purchaser and constitutes a valid and legally binding obligation of Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

       3.3Non-Contravention.  The purchase of shares of Common Stock pursuant to
          -----------------
Section 1.1 hereof by Purchaser, the compliance by Purchaser with all of the provisions of this Agreement and the Shareholders' Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the shares of Common Stock purchased by Purchaser hereunder pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Purchaser is a party or by which it is bound or to which any of its properties or assets is subject, nor will such action result in any violation of the provisions of Purchaser's governing instruments, as amended to date, or any statute or any order, rule or regulation of any governmental authority having jurisdiction over Purchaser or any of its properties or assets.

       3.4Consents/Approvals.  No consent, approval, authorization, order,
          ------------------
registration or qualification of or with any governmental authority or other entity or person is required for the purchase of shares of Common Stock or the consummation by Purchaser of the transactions contemplated by this Agreement.

       3.5Investment Intent.
          -----------------

          (a) Purchaser (i) qualifies as an "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) or, if not an accredited investor, Purchaser, either alone or with such Purchaser's purchaser representative (as defined in Rule 501(h) of Regulation D under the Securities Act) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock and (ii) is acquiring shares of Common Stock hereunder for its own account and with no intention of distributing or selling such shares of Common Stock, except for the sale of certain shares of Common Stock in the Initial Public Offering. Purchaser understands that shares of Common Stock being acquired by it hereunder have not been (and are not being) registered under the Securities Act by reason of their contemplated issuance in transaction(s) exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Company on such exemption from registration is predicated in part on the representations and warranties of Purchaser hereunder.

          (b) Purchaser agrees that it will not sell or otherwise dispose of any share(s) of Common Stock acquired by it hereunder unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any State.

          (c) Purchaser understands that a restrictive legend substantially in the form set forth in Section 4.1 of the Shareholders' Agreement has been or will be placed on the certificates evidencing shares of Common Stock to be issued to Purchaser hereunder, and related stop transfer instructions will be noted in the transfer records of the Company and/or its transfer agent for the Common Stock.

       3.6The Securities.  Purchaser has good title to each of the Securities to
          --------------
be transferred by Purchaser to the Company pursuant to Section 1.1(b) free and clear of all Liens. At the Closing, Purchaser will convey to the Company good and valid title to the Securities to be transferred by Purchaser to the Company pursuant to Section 1.1(b), free and clear of any and all Liens.


                                  ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

      4.1 Non-Waiver of Remedies and Actions.  No course of dealing between the
          ----------------------------------
Company and Purchaser, whether jointly or severally, with respect to any shares of Common Stock, or any delay on the part of any party in exercising any rights available to such party, shall operate as a waiver of any right of such party, except to the extent expressly waived in writing by such party.

      4.2 Headings and terms.  The headings in this Agreement are for purposes
          ------------------
of reference only and shall not be considered in construing this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

      4.3 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one agreement.

      4.4 Successors and Assigns.  Except as otherwise specifically provided
          ----------------------
herein, this Agreement shall bind and inure to the benefit of the Company's and each Purchaser's respective successors and permitted assigns; provided, however,
                                                              --------  -------
that neither the Company nor any Purchaser shall have any right to assign any of its rights hereunder or any interest herein without obtaining the written consent of the other parties to such assignment, and any purported assignment made without obtaining such written consent shall be null and void.

      4.5 Survival.  Notwithstanding any investigation made by either party, all
          --------
covenants, agreements, representations and warranties made herein and in certificates delivered pursuant hereto shall survive the Closing Date and the delivery to each Purchaser of shares of Common Stock pursuant hereto.

      4.6 Enforceability.  If any term or provision of this Agreement, or the
          --------------
application thereof to any person, entity or circumstance, shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other persons, entities and circumstances shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

      4.7 Law Governing.  This Agreement shall be construed and enforced in
          -------------
accordance with and shall be governed by the laws of the State of Florida, without giving effect to its conflict of laws provisions.

      4.8 Notices.  All communications among the parties shall be in writing and
          -------
shall be deemed to have been duly given as of the date of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid, to the addresses specified for each party on attached Schedule A or such other address as a party shall from time to time specify in a
----------
notice delivered in accordance with this Section 4.8.

      4.9 Integration.  This Agreement and the Schedules hereto contain the
          -----------
entire understanding of the parties with respect to the subject matter hereof, and cancel and supersede any and all prior agreements, understandings or arrangements, whether written or oral, among the parties hereto with respect to such subject matter.

      4.10Trustee Exculpation.  The execution of this Agreement by the trustees
          -------------------
of a Purchaser is by such trustees, not individually, but solely in their capacities as trustees, and nothing contained herein shall be deemed to impose any personal liability on such trustees individually.

      4.11Several Obligations.  The Xn of this Agreement by the trustees of a
          -------------------
Purchaser is by such trustees, not individually, but solely in their capacities as trustees, and nothing contained herein shall be deemed to impose any personal liability on such trustees individually.

      4.11Several Obligations.  The obligations of the Purchasers hereunder are
          -------------------
several and not joint.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                        THE COMPANY:
                                        -----------

                                        VISTANA, INC., a Florida corporation


                                        By:  /s/ Raymond L. Gellein, Jr.
                                           -------------------------------------
                                           Name:  Raymond L. Gellein, Jr.
                                           Title: Chairman of the Board


                                        By:  /s/ Jeffrey A. Adler
                                           -------------------------------------
                                           Name:  Jeffrey A. Adler
                                           Title: President


                                        PURCHASERS:
                                        ----------



                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Raymond L. Gellein, Jr. Revocable Trust


                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Raymond L. Gellein, Jr. Grantor Retained
                                        Annuity Trust


                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Matthew James Gellein Irrevocable Trust


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Brett Tyler Gellein Irrevocable Trust



                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of JGG
                                        Holdings Trust



                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Janice G. Gellein Grantor Annuity Trust



                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Catherine Male Gift Trust



                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of the
                                        Cherie Doherty Gift Trust



                                        /s/ Raymond L. Gellein, Jr.
                                        ----------------------------------------
                                        Raymond L. Gellein, Jr., Trustee of
                                        Susan Faetz Gift Trust



                                        /s/ Jeffrey A. Adler
                                        ----------------------------------------
                                        Jeffrey A. Adler, Trustee of the Jeffrey
                                        A. Adler Revocable Trust


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                        /s/ Jeffrey A. Adler
                                        ----------------------------------------
                                        Jeffrey A. Adler, Trustee of the Jeffrey
                                        A. Adler Grantor Annuity Trust #1



                                        /s/ Jeffrey A. Adler
                                        ----------------------------------------
                                        Jeffrey A. Adler, Trustee of the Jeffrey
                                        A. Adler Grantor Annuity Trust #2



                                        /s/ Lee I. Miller
                                        ----------------------------------------
                                        Lee I. Miller, Trustee of the ARA Trust



                                        /s/ Lee I. Miller
                                        ----------------------------------------
                                        Lee I. Miller, Trustee of the DLA Trust



                  [SIGNATURES CONTINUED FROM PRECEDING PAGE]

                                  SCHEDULE A
                                  ----------


Purchaser Name and Address/(1)/                      No of Shares
--------------------------                           ------------

Raymond L. Gellein, Jr.                                3,203,540
  Revocable Trust
c/o Raymond L. Gellein, Jr.,
  Trustee

Raymond L. Gellein, Jr.                                  254,440
  Grantor Retained Annuity
  Trust
c/o Raymond L. Gellein, Jr.,
  Trustee

Matthew James Gellein                                     42,880
  Irrevocable Trust
c/o Raymond L. Gellein, Jr.,
  Trustee

Brett Tyler Gellein                                       42,880
  Irrevocable Trust
c/o Raymond L. Gellein, Jr.,
  Trustee

JGG Holdings Trust                                     3,203,550
c/o Raymond L. Gellein, Jr.,
  Trustee

Janice G. Gellein Grantor                                278,700
  Annuity Trust
c/o Raymond L. Gellein, Jr.,
  Trustee

Catherine Male Gift Trust                                 20,500
c/o Raymond L. Gellein, Jr.,
  Trustee

Cherie Doherty Gift Trust                                 20,500
c/o Raymond L. Gellein, Jr.,
  Trustee

Susan Faetz Gift Trust                                    20,500
c/o Raymond L. Gellein, Jr.,
  Trustee

Jeffrey A. Adler Revocable Trust                       6,854,490
c/o Jeffrey A. Adler,
  Trustee

Purchaser Name and Address                           No of Shares
--------------------------                           ------------

Jeffrey A. Adler Grantor Annuity                          50,000
  Trust #1
c/o Jeffrey A. Adler,
  Trustee

Jeffrey A. Adler Grantor Annuity                          60,000
  Trust #2
c/o Jeffrey A. Adler,
  Trustee

ARA Trust                                                 61,500
c/o Lee I. Miller,
  Trustee
Suite 1800
203 North LaSalle Street
Chicago, Illinois  60601-1293

DLA Trust                                                 61,500
                                                      ----------
c/o Lee I. Miller,
  Trustee
Suite 1800
203 North LaSalle Street
Chicago, Illinois  60601-1293

                                                      14,174,980
                                                      ==========


______________________

/(1)/ Unless otherwise specified, all addresses are 8001 Vistana Centre Drive,
      Orlando, Florida  32821.

                                  SCHEDULE B
                                  ----------


                   Securities to be Delivered to the Company
                   -----------------------------------------

Raymond L. Gellein, Jr. Revocable Trust.
---------------------------------------

     (1) 33 shares of Class A Voting Common Stock and 1,459.5 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

     (2) 33 shares of Class A Voting Common Stock and 1,633.5 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL MANAGEMENT, INC.

     (3) 33 shares of Class A Voting Common Stock and 1,633.5 shares of Class B Non-Voting Common Stock of VCH COMMUNICATIONS, INC.

     (4) 33 shares of Class A Voting Common Stock and 1,633.5 shares of Class B Non-Voting Common Stock of VCH TRADEMARK, INC.

     (5) 33 shares of Class A Voting Common Stock and 1,633.5 shares of Class B Non-Voting Common Stock of WE4FUN, INC.

     (6) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VISTANA WGV HOLDINGS, INC.

     (7) Any and all rights to receive shares of Common Stock of VISTANA INTERNATIONAL, INC.

     (8) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VCH SALES, INC.

     (9) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VCH OAKS, INC.

     (10) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VCM OAKS, INC.

     (11) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VCH FINANCIAL SERVICES, INC.

     (12) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VCH ADMINISTRATION, INC.

          ADMINISTRATION, INC.
Raymond L. Gellein, Jr. Revocable Trust (continued).
---------------------------------------------------

     (13) 33 shares of Class A Voting Common Stock and 1,633.5 shares of Class B Non-Voting Common Stock of VCH SYSTEMS, INC.

     (14) 371 shares of Class A Voting Common Stock and 1,481 shares of Class B Non-Voting Common Stock of VACATION MANAGEMENT SERVICES, INC.

     (15) Any and all rights to receive shares of Common Stock of TRADING PLACES, INC.

     (16) Any and all rights to receive shares of Common Stock of VCH CONSULTING, INC.

     (17) Any and all rights to receive shares of Common Stock of VCH CONTRACTING, INC.

     (18) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VISTANA MB, INC.

     (19) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VISTANA WGV INVESTMENT, INC.

     (20) 500 shares of Class A Voting Common Stock and 2,000 shares of Class B Non-Voting Common Stock of VISTANA OP INVESTMENT, INC.

Raymond L. Gellein, Jr. Grantor Retained Annuity Trust
------------------------------------------------------

     (1) 130 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Matthew James Gellein Irrevocable Trust.
---------------------------------------

     (1) 22 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Brett Tyler Gellein Irrevocable Trust.
-------------------------------------

     (1) 22 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

JGG Holdings Trust.
------------------

     (1) 1,490.5 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

     (2) 1,666.5 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL MANAGEMENT, INC.

     (3) 1,666.5 shares of Class B Non-Voting Common Stock of VCH COMMUNICATIONS, INC.

     (4)  1,666.5 shares of Class B Non-Voting Common Stock of VCH TRADEMARK,
          INC.

     (5)  1,666.5 shares of Class B Non-Voting Common Stock of WE4FUN, INC.

     (6) 2,500 shares of Class B Non-Voting Common Stock of VISTANA WGV HOLDINGS, INC.

     (7) Any and all rights to receive shares of Common Stock of VISTANA INTERNATIONAL, INC.

     (8)  2,500 shares of Class B Non-Voting Common Stock of VCH SALES, INC.

     (9)  2,500 shares of Class B Non-Voting Common Stock of VCH OAKS, INC.

     (10) 2,500 shares of Class B Non-Voting Common Stock of VCM OAKS, INC.

     (11) 2,500 shares of Class B Non-Voting Common Stock of VCH FINANCIAL SERVICES, INC.

     (12) 2,500 shares of Class B Non-Voting Common Stock of VCH ADMINISTRATION, INC.

     (13) 1,666.5 shares of Class B Non-Voting Common Stock of VCH SYSTEMS, INC.

     (14) 1,852 shares of Class B Non-Voting Common Stock of VACATION MANAGEMENT SERVICES, INC.

     (15) Any and all rights to receive shares of Common Stock of TRADING PLACES, INC.

     (16) Any and all rights to receive shares of Common Stock of VCH CONSULTING, INC.

     (17) Any and all rights to receive shares of Common Stock of VCH CONTRACTING, INC.

------------------------------

     (18) 2,500 shares of Class B Non-Voting Common Stock of VISTANA MB, INC.

     (19) 2,500 shares of Class B Non-Voting Common Stock of VISTANA WGV INVESTMENT, INC.

     (20) 2,500 shares of Class B Non-Voting Common Stock of VISTANA OP INVESTMENT, INC.

Janice G. Gellein Grantor Annuity Trust.
---------------------------------------

     (1) 143 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Catherine Male Gift Trust.
-------------------------

     (1) 11 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Cherie Doherty Gift Trust.
-------------------------

     (1) 11 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Susan Faetz Gift Trust.
----------------------

     (1) 11 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Jeffrey A. Adler Revocable Trust.
--------------------------------

     (1) 33 shares of Class A Voting Common Stock and 3,179 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

     (2) 33 shares of Class A Voting Common Stock and 3,300 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL MANAGEMENT, INC.

     (3) 33 shares of Class A Voting Common Stock and 3,300 shares of Class B Non-Voting Common Stock of VCH COMMUNICATIONS, INC.

     (4) 33 shares of Class A Voting Common Stock and 3,300 shares of Class B Non-Voting Common Stock of VCH TRADEMARK, INC.

     (5) 33 shares of Class A Voting Common Stock and 3,300 shares of Class B Non-Voting Common Stock of WE4FUN, INC.

     (6) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VISTANA WGV HOLDINGS, INC.

     (7) Any and all rights to receive shares of Common Stock of VISTANA INTERNATIONAL, INC.

     (8) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VCH SALES, INC.

     (9) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VCH OAKS, INC.

     (10) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VCM OAKS, INC.

     (11) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VCH FINANCIAL SERVICES, INC.

     (12) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VCH ADMINISTRATION, INC.

     (13) 33 shares of Class A Voting Common Stock and 3,300 shares of Class B Non-Voting Common Stock of VCH SYSTEMS, INC.

--------------------------------------------

     (14) 371 shares of Class A Voting Common Stock and 3,333 shares of Class B Non-Voting Common Stock of VACATION MANAGEMENT SERVICES, INC.

     (15) Any and all rights to receive shares of Common Stock of TRADING PLACES, INC.

     (16) Any and all rights to receive shares of Common Stock of VCH CONSULTING, INC.

     (17) Any and all rights to receive shares of Common Stock of VCH CONTRACTING, INC.

     (18) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VISTANA MB, INC.

     (19) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VISTANA WGV INVESTMENT, INC.

     (20) 500 shares of Class A Voting Common Stock and 4,500 shares of Class B Non-Voting Common Stock of VISTANA OP INVESTMENT, INC.

     (21) 49% interest as a limited partner of VISTANA WGV INVESTMENT, LTD.

     (22) 49% interest in and to a interest as a limited partner of VISTANA OP INVESTMENT, LTD.

     (23) 49% interest as a limited partner of VISTANA MYRTLE BEACH, L.P.

Jeffrey A. Adler Grantor Annuity Trust #1.
-----------------------------------------

     (1) 26 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

Jeffrey A. Adler Grantor Annuity Trust #2.
-----------------------------------------

     (1) 31 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

ARA Trust.
---------

     (1) 32 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

DLA Trust.
---------

     (1) 32 shares of Class B Non-Voting Common Stock of VISTANA CAPITAL HOLDINGS, INC.

                                     B-17